F&M Bank Corp.

BEST 50 OTCQX 2016

Caution Regarding Forward Looking Statements

F&M Bank Corp.

This presentation contains projections, predictions, expectations, and other statements with respect to the Company and its subsidiaries as to beliefs, future events, and/or results that are based on current expectations, estimates, and projections about, among other things, the industry and the markets in which the Company operates. Such statements constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking statements are based on various factors and were derived using numerous assumptions. In most cases, you can identify forward-looking statements by words like "may," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," or "continue" or the negative of those words and other comparable words. You should be aware that those statements reflect only the predictions of the Company.

If known or unknown risks or uncertainties should materialize, or if the underlying assumptions should prove inaccurate, actual results could differ materially from past results and those anticipated, estimated, or projected. You should bear this in mind in reading this presentation. Factors that might cause such actual results to differ include, but are not limited to:

- General business and economic conditions in the markets that the Company and its affiliates serve may be less favorable than anticipated which could decrease the demand for loan, deposit, and other financial services and increase loan delinquencies and defaults;
- Changes in market rates and prices may adversely impact the value of securities, loans, deposits, and other financial instruments and the interest rate sensitivity of the Company's balance sheet;
- The Company's liquidity requirements could be adversely affected by changes in assets and liabilities;
- The effect of legislative or regulatory developments, including changes in laws concerning taxes, banking, securities, insurance, and other aspects of the financial services industry, such as, for example, the Dodd-Frank Wall Street Reform and Consumer Protection Act;
- Competitive factors among financial services organizations, including product and pricing pressures and the Company's ability to attract, develop, and retain qualified banking professionals;
- The effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board, and other regulatory agencies that apply to the Company and its subsidiaries; and
- The effect of fiscal and governmental policies of the United States federal government.

The Company undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures that the Company makes on related subjects in its periodic and current reports that it files with the SEC. Also note that the Company provides cautionary discussion of risks, uncertainties and possibly inaccurate assumptions relevant to its business and operations in the reports that it has filed with the SEC. These discussions relate to factors that, individually or in the aggregate, management of the Company believes could cause the Company's actual results to differ materially from expected and historical results. Accordingly, this presentation should be read in conjunction with the periodic and other reports that the Company has filed with the SEC, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2015 and its most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 and its third quarter 2016 earnings release dated October 21, 2016. The Company's periodic and other reports are available on the SEC's website at www.sec.gov.

We note these risks and other factors for investors as permitted by the Private Securities Litigation Reform Act of 1995. You should understand that it is not possible to predict or identify all such risks or factors. Consequently, you should not consider such disclosures to be a complete discussion of all potential risks, factors, or uncertainties.

Executive Management Team

F&M Bank Corp.

Thomas "Tom" L. Cline, Chairman of the Board
Trucking industry for 40+ years, Public accounting 6+ years, lifetime farmer

Dean Withers, President/CEO
CEO since 2004, with 38+ years in financial services industry

Carrie Comer, SVP/Chief Financial Officer
CFO since 2013, with 15 years in banking industry and 5 years in public accounting.

Neil W. Hayslett, EVP/Chief Administrative Officer
CAO since 2013, CFO for 17 years, with 27+ years in banking industry and 4 years in public accounting.

Larry A. Caplinger, EVP/Chief Lending Officer
CLO since 2011 and a 44 year career with F&M Bank.

Stephanie E. Shilingburg, EVP/Chief Banking Officer
CBO since 2016, Chief Retail officer for 3 years with over 35 years in the banking industry.

A Community Focused Institution

F&M Bank Corp.

"Community Banking at its Finest"

Chartered in 1908, Farmers & Merchants Bank has served its local communities for more than 100 years

- Leading, progressive independent bank in the Shenandoah Valley – serving small to medium size businesses with diverse revenue streams.
- Deep roots in the local community – Board comprised of prominent business members within the local economy.
- Support community activities through participation in five area fairs and other events that support small business, non profits and local municipalities.
- Provide financial literacy program to area middle and high schools free of charge.
- Committed to the communities we serve and donated over $100,000 to organizations within those communities in 2015.


LIVE UNITED
Farmers &
Merchants

Industry Recognition and Accolades

F&M Bank Corp.

- Named one of 2016 Best 50 on the OTCQX.
- Ranked 138th of top 200 banks in US for 3 year average ROE – American Banker Magazine, April 2016
- Ranked 3rd of top 50 US loan producers by IB Magazine – July 2016
- Recognized as a top 50 US bank for social media efforts by the ICBA – July 2014 and 2013
- Bank Investment Consultant magazine named Infinex Financial Group the fastest growing broker/dealer in the financial institution channel for 2014.

Franchise Footprint – Shenandoah Valley

- **FMBM is headquartered within the Shenandoah Valley Region of Virginia:**
  - FMBM's operating market falls within the central part of the Shenandoah Valley
  - 4-county franchise: Rockingham, Shenandoah, Page and Augusta and 3 independent cities
  - Strategically located along the I-81 corridor
  - FMBM is the largest community bank headquartered in the central Shenandoah Valley. As of 6/30/16 FMBM's total deposits ranked 2nd in its operating market.
  - 12 branches and 2 loan production offices operating under the Company's banking subsidiary – F&M Bank which is the market leader in Rockingham County.



Cumberland
Hagerstown
Oakland
Keyser
Oldtown
Martinsburg
Frederick
Winchester
Old Fields
Germantown
Leesburg
Strasburg
Front Royal
Arlington
Washington
Alexandria
Woodstock
Warrenton
Manassas
Harrisonburg
Culpeper
Bridgewater
Fredericksburg
Staunton
Waynesboro
Charlottesville
Stuarts Draft
Lexington
Lovingston
Buena Vista
FMBM Branch Locations
VBS Mortgage[1] Locations
Loan Production Offices



Market Overview – Shenandoah Valley

F&M Bank Corp.

- **Predominately rural area with a diverse economy based on manufacturing, agriculture and education**
  - Major industries include advanced food manufacturing, farming, retail trade, government, education and health care
  - Top employers include James Madison University, Sentara RMH Medical Center, Wal-Mart Distribution, R.R. Donnelly, Merck & Co., Augusta Health, Cargill and McKee Foods
  - Total of 10 colleges along the I-81 corridor within the region
  - Tourist destination for the Shenandoah Caverns, Luray Caverns, Shenandoah National Park, Massanutten Resort and Civil War battlefields



Recent Company Timeline

F&M Bank Corp.

Creating Shareholder Value Through Disciplined Growth



$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
TBV/Share CAGR – 4.93% (plus dividend yield > 3%)
$19.50
$20.69
$20.54
$22.21
$23.64
$1.96
$1.88
$1.82
$2.40
$2.71
$0.64
$0.68
$0.68
$0.73
$0.83
2012
2013
2014
2015
9/30/2016 (Annualized)
Earnings Per Share
Dividends Per Share
Tangible Book Value Per Share

Balance Sheet Highlights

F&M Bank Corp.

Dollars in Thousands ($000's)	2013	2014	2015	9/30/16
Total Asset	$552,788	$605,308	$665,150	$745,292
Total Gross Loans Held for Investment	$478,453	$518,202	$544,053	$578,089
Total Gross Loans Held for Sale	$3,804	$13,382	$57,806	$83,164
Total Deposits	$464,149	$491,505	$494,670	$527,824
Loans Held for Investment/Deposits	103.1%	105.4%	110.0%	109.5%
Total Equity	$54,141	$77,798	$82,950	$87,525
Total Equity/Assets	9.79%	12.85%	12.47%	11.74%

Asset Quality Highlights

F&M Bank Corp.

Dollars in Thousands ($000's)	2013	2014	2015	9/30/16
NPA/Asset	2.28%	1.73%	1.34%	1.12%
NCOs/Avg Loans Held for Investment*	.66%	.34%	.05%	.29%
Reserves/Loans Held for Investment	1.71%	1.68%	1.61%	1.31%
Reserves/NPAs	53.8%	83.2%	101.5%	90.5%
NPL/Assets	2.28%	1.15%	.98%	.83%

* Annualized

Core Earnings Highlights

F&M Bank Corp.

Dollars in Thousands (000's)	2013	2014	2015	9/30/16*
Net Income	$4,716	$5,801	$8,417	$9,400
Core pre-tax, pre-provision earnings	$9,650	$10,390	$11,768	$12,521
Return on average assets	0.84%	1.00%	1.31%	1.35%
Return on average equity	9.11%	8.65%	10.46%	11.03%
Return on average TCE	9.36%	9.48%	11.25%	12.14%
Net Interest Margin	4.02%	4.30%	4.43%	4.33%
Efficiency Ratio	58.20%	58.50%	59.00%	60.39%
Earnings per Share	$1.88	$1.82	$2.40	$2.71

* Annualized

Key Ratios

F&M Bank Corp.


ROAA
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1.16
1.20
1.17
1.21
0.81
0.87
0.87
0.92
0.84
1.00
1.31
1.30
1.35
2013
2014
2015
6/30/2016
9/30/2016
ROAA
F&M Bank
Peer Median
Peer Top 20%


ROATCE
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
12.16
12.13
11.62
11.89
8.39
8.58
8.53
8.82
9.36
9.48
11.25
11.84
12.14
2013
2014
2015
6/30/2016
9/30/2016
ROATCE
F&M Bank
Peer Median
Peer Top 20%


NET INTEREST MARGIN
4.02
4.30
4.43
4.39
4.33
4.18
4.17
4.15
3.66
3.68
3.64
3.66


EFFICIENCY RATIO
69.00
67.00
65.00
63.00
61.00
59.00
57.00
55.00
68.50
67.50
67.40
66.50
58.00
56.60
58.10
56.10
2013
2014
2015
6/30/2016
9/30/2016
F&M Bank
Peer Median
Peer Top 20%

*Peer statistics from the June 30, 2016 Uniform Bank Performance Report, Peer Group 3.

Loan Portfolio

F&M Bank Corp.

Loan Held for Investment Mix: $578.1 million at 9/30/16



13%
2%
12%
29%
1%
12%
13%
5%
13%
C&D
Agriculture
HELOC
1-4 Family
Multifamily
Owner-Occupied CRE
Non-Owner Occ. CRE
C&I
Consumer & other

- 1-4 family comprises the largest concentration at 29%
- Total real estate exposure is 82%; but only 13% construction and development
- Consumer is the fastest growing category
- Owner-occupied CRE and C&I loans represent 12% of total loans

Loan Portfolio Detail

F&M Bank Corp.

($000s)	2013	2014	2015	9/30/16
C&D	68,512	67,180	69,759	77,478
Agriculture	13,197	12,507	13,378	12,697
HELOC	57,586	61,576	65,734	66,627
1-4 Family	154,628	162,249	166,587	168,911
Multifamily	11,797	11,775	7,558	6,929
Owner-Occupied CRE	58,704	59,689	58,870	69,262
Non-Owner Occ. CRE	54,712	62,617	69,162	74,114
C&I	25,903	28,161	27,955	28,760
Consumer & other	33,414	52,448	65,050	73,311
Loans Held for Investment	**$478,453**	**$518,202**	**$544,053**	**$578,089**
Loans Held for Sale	3,804	13,382	57,806	83,164
Total Loans	$482,257	$531,584	$601,859	$661,253

Dealer Finance Division


DEALER STATISTICS
4,940,000
4,440,000
3,940,000
3,440,000
2,940,000
2,440,000
1,940,000
1,440,000
940,000
440,000
(60,000)
70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
2013
2014
2015
9/30/2016 Annualized
Gross Income
Net Income
Loan Balance (Right Axis)

Dealer Finance Division

F&M Bank Corp.

Average National Delinquency

(Trans Union)

≥ 60 Days Delinquent

	National AVG	Virginia AVG	Dealer Division
2nd Quarter 2015	.95%		.60%
3rd Quarter 2015	1.16%		1.25%
4th Quarter 2015	1.24%	1.06%	.76%
1st Quarter 2016	1.12%	.97%	.89%
2nd Quarter 2016	TBA	TBA	.67%



Nonperforming & Adversely Classified Assets


Historical Nonperforming Assets
($ Millions)
$12.6
$2.6
$7.0
$3.6
$6.6
$2.4
$5.5
$2.8
$6.2
$2.3
2013
2014
2015
6/30/16
9/30/16
Nonperforming Loans
OREO & Repos

- Total NPAs were $8.5 million at 9/30/16 for an NPA/Assets ratio of **1.12%**
- NPAs consist of $5.7 million in nonaccrual loans, $.5 million in 90 days and greater and $2.3 million of OREO & Repo Vehicles
- Classified assets have decreased by $34.5 million (66%) since 2012 to 17.4 million
- As of 9/30/16 a large portion of FMBM classified loans are categorized as performing – $11.7 million

Funding Overview - Deposit Composition

F&M Bank Corp.


DEPOSIT MIX
9/30/16
28%
17%
26%
20%
10%
Non Int. Bearing
NOW & Other Trans.
MMDA & Sav
Retail CDs
Jumbo CDs

- The Deposit mix is desirable, with a deposit cost of 63 basis points at 9/30/16
- Non Interest Bearing deposits represent 28% of total deposits and are the fastest growing category. This is a stable source of funding with an average life in excess of 6 years.

Deposit Composition

F&M Bank Corp.

Dollars in Thousands (000's)	2013	2014	2015	9/30/16
Non Interest Bearing	$92,397	$112,198	$134,787	$ 145,832
NOW & Other Trans.	$92,562	$93,693	$81,492	$88,946
MMDA & Sav	$83,186	$90,149	$117,351	$134,930
Retail CDs	$126,330	$115,651	$107,415	$107,058
Jumbo CDs	$69,674	$79,813	$53,625	$51,058
Total Deposits	$464,149	$491,504	$494,670	$527,824


VISA

F&M Bank Corp.

STRATEGIC FOCUS

- **Strong growth and franchise expansion opportunities exist**
  - Augusta County – expansion to the south
    - With recent merger activity – a large community bank void exists in this market and FMBM is experiencing increased activity as a result
    - Two full service branches opened in 2015, one in the City of Staunton and one in the Town of Craigsville
    - Broke ground on new branch in Fishersville in July 2016
  - Indirect auto growth opportunities – business continues to expand
  - Potential branch acquisitions with regional bank consolidation
  - Broke ground on new branch in Harrisonburg in October 2016





F&M Bank Corp.

WHY F&M Bank Corp?

- **Further development of a profitable franchise**
  - FMBM is already a highly profitable institution – growth in the franchise increases tangible book value and earnings per share
  - Shenandoah Valley is a liquid deposit market and FMBM continues to replace time deposits with lower costing core deposits
  - Well-positioned franchise as the dominant community bank in its markets
  - Sustainable revenue and earnings stream

Board of Directors

F&M Bank Corp.

Thomas L. Cline	• Chairman of the Board • Retired President of Truck & Equipment Corp. and Mac Lease, Inc.
Ellen R. Fitzwater	• Vice Chairman of the Board • Financial Manager F&R Leasing/Accounting Consultant
Larry A. Caplinger	• Chief Lending Officer – 40+ year history with the Bank
John N. Crist	• Attorney – real estate • Chairman of VBS Mortgage
Daniel J. Harshman	• Mayor of the Town of Edinburg
Richard S. Myers	• President of Dick Myers Chrysler-Dodge-Jeep dealership
Michael W. Pugh	• President of Old Dominion Realty, Inc. & licensed appraiser
Christopher S. Runion	• President of Eddie Edwards Signs and managing Principal of Heifer Investments
Ronald E. Wampler	• Operated and managed a local farm for 30+ years
Dean W. Withers	• FMBM CEO since 2004 – 35+ year banking career
E. Ray Burkholder	• Senior Vice President of Balzer & Associates

F&M Bank Corp.